Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement dated December 23, 2016 to the
Class A, Class U, Class C, Class T, Class W, Class D and Class I Prospectuses
dated February 1, 2016, as supplemented on June 20, 2016, September 9, 2016, and October 26, 2016 (each a “Prospectus” and collectively, the “Prospectuses”)

All Prospectuses

Effective immediately:

1. The following disclosures replace those entitled “Closed-End Fund Structure,” “Repurchase of Shares,” and “Liquidity Risk” and “under the section entitled “PROSPECTUS SUMMARY” of each Prospectus; and any disclosures to the contrary should be disregarded:

Closed-End Fund Structure. Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund's shares. Liquidity will be provided to shareholders only through the Fund's quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements. See "Quarterly Repurchases of Shares."

Liquidity Risk. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

2. The following disclosure replaces that entitled “Liquidity Risk” under the section entitled “RISK FACTORS” of each Prospectus; and any disclosures to the contrary should be disregarded:

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Class A Prospectus Only

Effective as of January 6, 2017:

1. The table and first footnote under “FUND EXPENSES” are revised to read as follows:

Shareholder Transaction Expenses	Class A
Maximum Sales Load[1] (as a percent of offering price)	5.75%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase[2] (as a percent of original purchase price)	0.50%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.25%
Interest Payments on Borrowed Funds[3]	0.25%
Other Expenses
Shareholder Servicing Expenses	0.25%
Distribution Fee	None
All Other Expenses	1.55%
Acquired Fund Fees and Expenses[4,5]	0.00%
Total Annual Expenses	3.30%
Fee Waiver and Reimbursement[6]	(1.06)%
Total Annual Expenses (after fee waiver and reimbursement)	2.24%

1. The “maximum sales load” includes selling commissions and dealer manager fees of 5.00% and 0.75%, respectively, of the Fund’s public offering price per Class A share. In no event will the aggregate selling commissions exceed 5.75% of the gross offering proceeds received attributable to Class A shares.

2. The following disclosure replaces the first three paragraphs that follow the fee table and footnotes:

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in Purchasing Shares starting on page 34 of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 25 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and the Expense Limitation Agreement is effective during the 1-Year period shown:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$79	$144	$211	$389

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, you redeemed your shares in full at the end of such period, and the Expense Limitation Agreement is effective during the 1-Year period shown.

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$84*	$144	$211	$389

*
If the Early Withdrawal Charge applies. See “Early Withdrawal Charge” under “Quarterly Repurchases of Shares.” If the Early Withdrawal Charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class A Shares would be $79, assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1 Year period.

3. The following disclosure replaces that entitled “About the Dealer Manager”:

About the Dealer Manager. The dealer manager for this offering is Resource Securities, Inc. (“Resource Securities”), an affiliate of the Adviser. Resource Securities was formed in 2004 and registered as a broker-dealer with the SEC and FINRA in April 2005. Resource Securities receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Class A shares. In its capacity as dealer manager of this offering, Resource Securities receives dealer manager fees of 0.75% of the Fund’s public offering price per Class A share.

4. The following disclosure replaces the chart and introductory paragraph on page 39 of the Class A Prospectus:

Investors in Class A shares will pay a sales load based on the amount of their investment, which may range from 1.00% to 5.75%, as set forth in the table below. A reallowance will be made from the sales load paid by each investor as shown on the table below. There are no sales loads on reinvested distributions. The Fund reserves the right to waive broker commissions. The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Broker Commission	Dealer Manager Fee	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested	Dealer Reallowance
Under $100,000	5.00%	0.75%	5.75%	6.10%	5.50%*
$100,000 to $249,999	4.00%	0.75%	4.75%	4.99%	4.50%*
$250,000 to $499,999	3.00%	0.75%	3.75%	3.90%	3.50%*
$500,000 to $999,999	2.00%	0.50%	2.50%	2.56%	2.25%**
$1,000,000 and above	1.00%	0.00%	1.00%	1.01%	1.00%

*	Dealer reallowance includes 0.50% from the dealer manager fee.
**	Dealer reallowance includes 0.25% from the dealer manager fee.

Class W Prospectus Only

Effective as of January 6, 2017:

1. The table “FUND EXPENSES” is revised to read as follows:

Shareholder Transaction Expenses	Class W
Maximum Sales Load (as a percent of offering price)	None
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase (as a percent of original purchase price)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.25%
Interest Payments on Borrowed Funds[1]	0.25%
Other Expenses
Shareholder Servicing Expenses	0.25%
All Other Expenses	1.55%
Acquired Fund Fees and Expenses[2,3]	0.00%
Total Annual Expenses[4]	3.30%
Fee Waiver and Reimbursement[5]	(1.06)%
Total Annual Expenses (after fee waiver and reimbursement)	2.24%

2. The following disclosure replaces the first two paragraphs that follow the fee table and footnotes:

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 25 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and the Expense Limitation Agreement is effective during the 1-Year period shown:

Share Class	1 Year	3 Years	5 Years	10 Years
Class W Shares	$28	$96	$167	$355

3. The following disclosure replaces the disclosure in the Class W Prospectus regarding the terms of the expense limitation agreement between the Fund and Resource Real Estate, Inc., and all disclosures to the contrary should be disregarded:

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least September 9, 2018, to waive its management fees and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund's average daily net assets attributable to Class W shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

4. The following disclosure is deleted from the Class W Prospectus:

About the Dealer Manager.  The dealer manager for this offering is Resource Securities, Inc. (“Resource Securities”), an affiliate of the Adviser. Resource Securities was formed in 2004 and registered as a broker-dealer with the SEC and FINRA in April 2005.  Pursuant to a distribution plan adopted by the Trust, on behalf of the Fund, Resource Securities receives compensation from the Fund (the “Dealer Manager Fee”) for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Class W shares.  The Dealer Manager Fee will accrue at an annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Class W shares.

5. The following disclosure replaces that under “Purchase Information”:

Class W shares are sold at the prevailing NAV per Class W share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class W shares:

•
a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund’s automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program (the Fund reserves the right to waive minimum investment amounts); and

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class W shares.

This Supplement, the Prospectuses and the Fund’s Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-747-9559.